GENERAL AND ADMINISTRATIVE EXPENSES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
General and Administrative Expense [Abstract]
Salaries and related expenses	$ 1,698	$ 1,506	$ 1,839
Share-based compensation, net	243	95	(299)
Professional services	574	705	833
Office rent and maintenance	174	180	163
Depreciation	25	17	10
Others	1,210	1,092	899
Total general and administrative expenses	$ 3,924	$ 3,595	$ 3,445